Deposits (Detail) - USD ($) $ in Thousands	Mar. 31, 2017	Sep. 30, 2016	Sep. 30, 2015	Sep. 30, 2014
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Non-interest bearing demand deposits		$ 45,408	$ 19,354
Interest bearing demand deposits		48,934	22,547
Savings accounts		52,153	29,395
Money market accounts		137,234	146,201
Certificate accounts		273,948	238,801
Total deposits	$ 530,929	557,677	456,298	$ 449,767
Brokered deposits included above:		$ 5,003	$ 22,773